SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        Confidential, For Use of the
                                        Commission Only (as permitted by
                                        Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             INFODATA SYSTEMS, INC.

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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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               computed pursuant to Exchange Act Rule 0-11 (Set forth the
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[ ]   Fee paid previously with preliminary materials.

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
                              INFODATA SYSTEMS INC.

                             Corporate Headquarters
                              12150 Monument Drive
                             Fairfax, Virginia 22033

                        --------------------------------

                NOTICE OF THE 2001 ANNUAL MEETING OF SHAREHOLDERS
                                 August 15, 2001

                        --------------------------------


The Annual Meeting of the Shareholders of Infodata Systems Inc. (the "Company") will be held at the Company's Corporate Headquarters on Wednesday, August 15, 2001, at 9:00 a.m. for the following purposes:

1. To elect seven directors to serve until their respective successors are elected and qualified;

2. To approve an amendment to the Company's 1995 Stock Option Plan that would reserve 250,000 additional shares of the Company's common stock, par value $.03 per share (the "Common Stock"), for issuance thereunder;

3. To approve an amendment to the Company's 1995 Stock Option Plan that would annually reserve additional shares of the Company's Common Stock equal to 2% of the total authorized common shares, for issuance thereunder;

4. To approve an amendment to the Company's 1997 Employee Stock Purchase Plan that would reserve 200,000 additional shares of the Company's Common Stock for issuance thereunder; and

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record as of the close of business on June 8, 2001, are entitled to notice of and to vote at the meeting. You are requested to sign, date, and return the accompanying proxy card in the enclosed, self-addressed envelope. You may withdraw your Proxy at the meeting if you are present and desire to vote your shares in person.

                                       By order of the Board of Directors


                                       Curtis D. Carlson, Secretary

Dated:       Fairfax, Virginia
             July 30, 2001


        YOUR VOTE IS IMPORTANT, PLEASE RETURN YOUR SIGNED PROXY PROMPTLY.

                              INFODATA SYSTEMS INC.
                                 PROXY STATEMENT

General Information

         The enclosed Proxy is solicited by the Company's Board of Directors. It may be revoked in writing at any time by written notice delivered to the Secretary of the Company before it is voted or it may be withdrawn at the meeting and voted in person. If not revoked or withdrawn, the shares represented by the Proxy will be voted in the manner directed therein. If a choice is not specified, the Proxy will be voted FOR the election of the Board of Directors' nominees, FOR each of the two proposed amendments to the Company's 1995 Stock Option Plan, and FOR the proposed amendment to the Company's 1997 Employee Stock Purchase Plan.

         A majority of the vote of shareholders present in person or by proxy is required for the election of the nominees to the Board of Directors and to approve the proposed amendments to the 1995 Stock Option Plan and the 1997 Employee Stock Purchase Plan. On June 8, 2001, the record date for eligibility to vote, the Company had 4,742,701 outstanding shares of Common Stock, par value $.03 per share. Each share of Common Stock outstanding is entitled to one vote. No other class of securities is issued or outstanding.

         A majority of the votes entitled to be cast on matters to be considered at the meeting constitutes a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes for the remainder of the meeting or adjournments thereof. Abstentions and broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto) are counted only for purposes of determining whether a quorum is present.

         Votes cast by proxy or in person at the annual meeting will be tabulated by the Inspectors of Election appointed by the Company for the meeting. The number of shares represented at the meeting in person or by proxy will determine whether or not a quorum is present. The Inspectors of Election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote by the Inspectors of Election with respect to that matter.

Board Committees

         The Board of Directors is responsible for the overall affairs of the Company and held five meetings either in person or by telephone during the year ended December 31, 2000. To assist it in carrying out this responsibility, the Board has delegated certain authority to several committees.

         The Executive Committee members are Richard T. Bueschel, Alan S. Fisher, Christine Hughes, Robert M. Leopold and Steven M. Samowich. The Executive Committee may exercise any of the powers and perform any of the duties of the Board of Directors, subject to the provisions of the law and certain limits imposed by the Board of Directors. During the year ended December 31, 2000, either in-person or telephonic meetings of the Executive Committee were held on the average of three times per month.

         The Audit Committee members, Messrs. Leopold, Laurence C. Glazer and Millard H. Pryor, Jr., are assigned responsibility for recommending the accounting firm to be engaged as independent auditors; consulting with the independent auditors regarding the adequacy of internal accounting controls; and reviewing the scope of the audit and the results of the audit examination. During 2000, the Audit Committee held three meetings.

         The Nominating Committee held one meeting in 2000. The Committee reviews and makes recommendations to the Board of Directors regarding the selection of nominees to serve as committee members of the Board as well as directors of the Company. Messrs. Bueschel, Leopold and Isaac M. Pollak are members of the Nominating Committee.

         The Compensation & Stock Option Committee held one meeting in 2000. The Compensation & Stock Option Committee reviews and makes recommendations to the Board of Directors regarding the compensation and benefits policies and practices of the Company. The Committee is also assigned responsibility for reviewing and approving the compensation of officers of the Company. Messrs. Glazer, Pollak and Pryor are the members of the Compensation Committee.

         During 2000, each director attended at least 75% of the aggregate of the total meetings of the Board of Directors and the Committees of the Board on which he served.

                              ELECTION OF DIRECTORS

         Seven directors are to be elected by the shareholders, each director so elected to hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified. The persons named as proxies in the enclosed form intend to cast all votes for the election of the seven nominees of the Board of Directors listed below, unless the proxy instructs otherwise. In the event that any of the seven nominees should not continue to be available for election, discretionary authority will be exercised to seek a substitute. No circumstances are now known which would render any nominee unavailable.

Information About Nominees

         The ages, principal occupations, and employment during the past five years for each nominee for director are set forth below:

Richard T. Bueschel                 Age 68                   Director since 1992

         Mr. Bueschel has been the Chairman of the Board of Directors and the Chairman of the Executive Committee of the Company since January 1993 and was acting Chief Executive Officer of the Company from April 1997 to November 1997, and again from July 1998 through October 1998. Since 1988, he has been the Chief Executive Officer of Northern Equities, Inc., an investment and management firm. Mr. Bueschel is Chairman of the Board of Communications Management Systems, Inc., a developer of telco back-office management software systems; a director of Buckaroo.com, Inc., an online exchange for dynamic random access memory
(DRAM); and a director of Study.Net Corporation, a provider of internet-based software applications.

Alan S. Fisher                      Age 40                   Director since 1997

Mr. Fisher has been a director of the Company since July 1997 and its Vice Chairman since July 1998. Mr. Fisher is presently a Managing Director of iMinds Ventures, LLC, a venture capital firm. In January 2000, Mr. Fisher co-founded Wingspring, Inc., a venture capital firm, and has been a general partner since that time. In July 1994, he co-founded ONSALE, Inc. (now Egghead.com), a company engaged in online retail. From July 1994 to December 1999, Mr. Fisher was the Vice President of Development & Operations, the Chief Technology Officer, and director of ONSALE, Inc. Mr. Fisher was a co-founder and, from 1988 to July 1997, President and Chairman of Software Partners, Inc., a software development company and parent of Ambia Corporation. Mr. Fisher is a director of Buckaroo.com, Inc., an online exchange for DRAM; and RedKnife, Inc., an enterprise software company specializing in trading partner integration. From 1988 to February 2001, he was a director of Claria Corporation, an online hiring partner for technology start-ups.

Christine Hughes                    Age 54                   Director since 2000

         Ms. Hughes has been a director of the Company since August 2000. Since 1999, Ms. Hughes has been the Chairman of Highway 1, a 501(c)(3) non-profit organization that educates the government on the potential of information technology. From 1996 to 1999, Ms. Hughes was the Senior Vice President of Marketing and Business Development for Secure Computing Corporation, a provider of e-commerce security solutions. Ms. Hughes currently serves as a director of Interactive Software Systems, a private workforce management software company; and is on the Advisory Board of Whale Communications, a private security software company.

Robert M. Leopold                   Age 75                   Director since 1992

         Mr. Leopold has been a director of the Company since 1992. Since 1977, Mr. Leopold has been President of Huguenot Associates, Inc., a financial and business consulting firm. Currently, he is Chairman of the Board of International Asset Management Group, Inc., a director of Standard Security Life Insurance Company of New York, a wholly owned subsidiary of Independence Holding Company, Inc. From 1988 to 1997, he was a director of Windsor Capital.

Isaac M. Pollak                     Age 50                   Director since 1993

         Mr. Pollak has been a director of the Company since 1993. Since 1980, Mr. Pollak has been President and Chief Executive Officer of LGP Ltd., a developer and marketer of promotional items.

Millard H. Pryor, Jr.               Age 68                   Director since 1992

         Mr. Pryor has been a director of the Company since 1992. He has been Managing Director of Pryor & Clark Company, an investment holding company, since September 1970. He is a Director of CompuDyne Corporation, a manufacturing and engineering firm; Hoosier Magnetics, Inc., a producer of hard ferrite magnetic powders; and The Hartford Funds, an investment company.

Steven M. Samowich                  Age 50                   Director since 1998

         Mr. Samowich has been the President, Chief Executive Officer, and a director of the Company since November 1998. From January 1997 to October 1998, he served as Vice President and General Manager of the Time Data Systems Division of Simplex Time Recorder Company. From December 1995 through 1996, Mr. Samowich was the North American General Manager of Sales, Marketing & Services for Visix Software and from 1984 to 1995 he was with Computervision where he served as its National Sales Manager from 1993 to 1995.

         PROPOSALS NO. 2 & 3 - AMENDMENTS TO THE 1995 STOCK OPTION PLAN

         The shareholders of the Company are being asked to approve two amendments to the Company's 1995 Stock Option Plan (the "1995 Plan" or the "Plan"). Proposal 2 asks the shareholders to approve an increase in the number of shares of Common Stock reserved for issuance under the Plan from 2,011,000 shares to 2,261,000 shares. Proposal 3 asks the shareholders to approve an annual increase in the number of shares of Common Stock reserved for issuance under the Plan equal to 2% of the total number of authorized shares of Common Stock beginning in 2002. The demand for highly qualified technical, sales, and marketing professionals in high-technology industries currently outpaces the supply. Stock options are an integral part of the compensation package needed to attract and retain these individuals.

         The following description of the 1995 Plan is qualified in its entirety by reference to the 1995 Plan, a copy of which is attached as Exhibit A to this proxy statement.

Background

         In 1995, the Board of Directors adopted and the Company's shareholders approved the 1995 Plan, which (i) consolidated the Company's 1991 Incentive Stock Option Plan and 1992 Non-Qualified Stock Option Plan and (ii) provided for the automatic grant of stock options to the members of the Compensation Committee of the Company's Board of Directors. A total of 2,011,000 shares of Common Stock have been authorized for issuance under options granted pursuant to the 1995 Plan at exercise prices which are not less than 100% of the fair market value of the underlying shares on the date of grant of the option. As of June 8, 2001, there were 180,570 shares available for the granting of additional options in the future.

         The purpose of the 1995 Plan is to attract, retain and motivate selected employees, officers, consultants and directors of the Company, as well as officers and selected employees of any subsidiary thereof, by affording them an opportunity to acquire a proprietary interest in the Company and to thereby create in such persons an increased interest and a greater concern for the welfare of the Company. The approval of the amendments to the Plan will enable the Company to continue offering valuable, long-term incentives to existing and future personnel and representatives of the Company in addition to enhancing our ability to attract and retain high-quality technical, sales, and marketing employees in a fiercely competitive job market.

         The Plan is unfunded, is not a "qualified plan" within the meaning of
Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code") and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

Plan Administration

         The 1995 Plan is administered by the Compensation Committee of the Company's Board of Directors (the "Committee"), which consists of not less than two members of the Board of Directors who qualify as "non-employee directors" of the Company within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"). The present members of the Committee are Laurence C. Glazer, Isaac M. Pollak and Millard H. Pryor, Jr. The Committee administers the 1995 Plan so as to conform with the provisions of Rule 16b-3.

Authorized Shares

         Subject to possible adjustment in the event of a recapitalization, stock split or similar transaction, a total of 2,011,000 shares of Common Stock may be issued upon the exercise of options granted under the 1995 Plan. As of June 8, 2001, there were 180,570 shares available for the granting of additional options in the future. Proposal 2 calls for the approval by the shareholders of an additional 250,000 shares of Common Stock to be authorized and reserved for issuance under the 1995 Plan.

         Proposal 3 calls for the approval by the shareholders of an annual increase in the number of shares of Common Stock authorized and reserved for issuance under the Plan equal to 2% of the total number of authorized shares of Common Stock (currently 240,000 shares) beginning on the date of the 2002 Annual Meeting and continuing each year on the date of each subsequent Annual Meeting of Shareholders of the Company.

         Options to purchase an aggregate of 4,229,445 shares of Common Stock under the 1995 Plan have been issued in the past, of which options to purchase 381,329 shares have been exercised and options to purchase 2,398,902 shares have either terminated or lapsed. As of June 8, 2001, options to purchase a total of 1,449,214


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

shares of Common Stock under the 1995 Plan, at prices ranging from $0.5625 to $11.00 per share, were outstanding.

         The 1995 Plan provides that if any shares underlying outstanding options cease to be subject to purchase thereunder due to expiration or termination of the options, such shares thereafter will be available to underlie newly granted options under the 1995 Plan.

Eligibility and Participation

         Options may be granted under the 1995 Plan to four categories of optionees: (i) certain selected employees and officers of the Company or any subsidiary thereof who are regularly employed on a salaried basis (the "Officer/Employee Participants"); (ii) directors of the Company, other than members of the Committee, who are not officers or employees of the Company (the "Director Participants"); (iii) consultants or advisors to the Company, provided that the services rendered by such persons are not in connection with the offer or sale of securities in a capital-raising transaction (the "Consultant Participants"); and (iv) members of the Committee (the "Committee Participants").

         The Committee has the authority and discretion to determine the Officer/Employee Participants, the Director Participants and the Consultant Participants and the terms of the options to be granted under the 1995 Plan to such persons. Those three categories of optionees are hereinafter referred to as the "Grant Participants." The Committee has no authority or discretion under the 1995 Plan with respect to options granted to Committee Participants, the terms of which are fixed under the provisions of the 1995 Plan.

Options for Grant Participants

         Options granted to Grant Participants may either be incentive stock options within the meaning of Section 422 of the Code ("Incentive Options") or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), provided that Incentive Options may be granted only to Officer/Employee Participants. Grant Participants receiving options may not sell or otherwise dispose of any Common Stock acquired upon the exercise of such options for a period of six months following the date of grant of the options.

         The terms of each option are set forth in a stock option agreement entered into by the Company with the optionee. The exercise price will be not less than 100% of the fair market value per share of the Common Stock on the date of grant; provided, however, that in the case of an Incentive Option granted to a person who owns more than 10% of the Company's outstanding shares, the exercise price will be not less than 110% of the fair market value per share on the date of grant. The fair market value of the Common Stock is the average of the high and low sale prices of the Common Stock on the date of such determination or, if there are no sales on such date, the average reported closing bid and asked prices for a share of Common Stock on such date. If the shares are not listed on a national securities exchange or quoted by NASDAQ, the fair market value of the Common Stock will be determined in good faith by the Committee.

         The exercise price of an option is payable upon the exercise thereof and may be made (i) in cash; (ii) by a commitment by a broker-dealer to pay to the Company that portion of any sale proceeds receivable by the optionee upon exercise of the option and sale of the underlying shares; or (iii) in the discretion of the Committee, by delivery to the Company of shares of Common Stock owned by the optionee and valued as of the business day immediately preceding the date of exercise of the option.

         Options vest and become exercisable upon the dates and in the amounts set forth in the particular stock option agreement between the Company and the optionee. Options expire not later than ten years from the date of grant of the option under the 1995 Plan.


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

         Except as otherwise provided below, in the event of the death or termination of employment due to disability of an optionee, the option vests in full and becomes immediately exercisable and remains exercisable for one year after the date of such death or termination of employment (but not after the expiration or termination of the option); provided, however, that in the event an Officer/Employee Participant retires, the options held by such optionee vest in full and become immediately exercisable and remain exercisable for three months after such termination of employment (but not after the expiration or termination of the option). If the employment of an Officer/Employee Participant is terminated for any reason other than death, disability or retirement, such optionee has the right to exercise the option, to the extent it is then exercisable, for 30 days after such termination of employment (but not after the expiration or termination of the option). In the event a Director Participant ceases to be a director of the Company, such optionee has the right to exercise the option, to the extent it is exercisable, for 90 days after the date of such cessation of directorship (but not after the expiration or termination of the option).

Options for Compensation Committee Members

         Under the 1995 Plan, a Non-Qualified Option to purchase 4,666 shares of Common Stock will be granted to each Committee Participant (i) on the date that such director commences service on the Compensation Committee and (ii) on the date of any subsequent Annual Meeting of Shareholders of the Company at which the director is elected and appointed or reappointed to serve on the Committee. Such grants occur automatically under the 1995 Plan and the options become fully exercisable immediately upon grant as to all of the shares covered thereby. Committee Participants may not sell or otherwise dispose of any Common Stock acquired upon the exercise of an option for a period of six months following the date of grant.

         The exercise price of options granted to Committee Participants will be equal to the fair market value per share of the Common Stock as of the date the option is granted. The exercise price may be paid by any of the methods described above with respect to options exercised by Grant Participants. Options granted to Committee Participants expire five years from the date of grant; provided, however, that such options will earlier expire 90 days after the Committee Participant ceases to be a director of the Company. In the event of the death of any Committee Participant, however, the estate of the Committee Participant will have the right for one year after the date of death (but not after the expiration or termination of the option) to exercise such Committee Participant's options.

Options for Employees and Consultants of AMBIA Corporation

         On July 22, 1997, the Company acquired 100% of the issued and outstanding capital stock of Ambia Corporation, a California corporation ("Ambia"), through the issuance of 400,000 shares of the Company's common stock, par value $.03 per share (the "Common Stock"), to Ambia's shareholders, Alan Fisher and Razi Mohiuddin (collectively, the "Ambia Shareholders"). The acquisition was accomplished by means of a merger (the "Merger") of Ambia Acquisition Corporation, a Delaware corporation ("Acquisition") and wholly-owned subsidiary of the Company, with and into Ambia, pursuant to the terms of the Agreement of Merger and Plan of Reorganization, dated as of July 22, 1997 (the "Merger Agreement"), by and among the Company, Ambia, the Ambia Shareholders, Software Partners, Inc., a Delaware corporation ("SPI"), and Acquisition.

         As a result of the Merger, all of the issued and outstanding shares of Ambia were exchanged for and converted into 400,000 shares of the Company's Common Stock, of which one share was paid to the Ambia Shareholders in cash in lieu of a fractional share, 339,999 shares were delivered to the Shareholders and 60,000 shares were delivered to an escrow agent. In addition, each outstanding option ("Ambia Stock Option") to purchase shares of Ambia common stock under the former Ambia Equity Incentive Plan (as defined in the Merger Agreement) was converted into an option ("Replacement Option") to acquire, on the same terms and conditions as were applicable under such Ambia Stock Option, 4/45 of a share of Common Stock of the Company, at an exercise price of $1.69 per share with the same expiration date as each such Ambia Stock Option. Replacement Options to purchase a total of 34,665 shares of the Company's Common Stock were granted to replace the previously granted Ambia Stock Options. Pursuant to the Merger Agreement, each Replacement Option is to be treated as a non-qualified stock option under the Code and, if possible, as granted pursuant to the terms and conditions of the 1995 Plan and the Ambia Stock Option agreement entered into by Ambia and the participant in the Ambia Equity Incentive Plan. The 34,665 shares of the Company's Common Stock underlying the outstanding Replacement Options are not included in the 2,011,000 shares presently authorized (or 2,261,000 shares proposed to be authorized) under the Plan.

Change of Control

         The 1995 Plan provides that upon the occurrence of an event constituting a "change of control," all options granted under the 1995 Plan immediately become fully exercisable. A "change of control" will be deemed to have occurred under the 1995 Plan if any person or organization becomes the beneficial owner, directly or indirectly, of either (i) a majority of the Company's outstanding shares of Common Stock or (ii) securities of the Company representing a majority of the combined voting power of the Company's then outstanding voting securities.

Non-transferability

         Options granted under the 1995 Plan may not be assigned or transferred by an optionee except by will or the laws of descent and distribution or, except as to Incentive Options, pursuant to a qualified domestic relations order as defined in the Code. During the lifetime of the optionee, options granted under the 1995 Plan will be exercisable only by the optionee or the optionee's guardian or legal representative.

Amendment of the 1995 Plan

         The Board of Directors of the Company has the right to amend, modify, suspend or terminate the 1995 Plan at any time, provided that no amendment may be made without shareholder approval to (i) increase the number of shares of Common Stock which may be issued pursuant to the 1995 Plan, (ii) materially increase the benefits accruing to participants under the 1995 Plan, (iii) decrease the minimum exercise price in the case of an Incentive Option or (iv) materially modify the provisions of the 1995 Plan relating to eligibility to receive options. The 1995 Plan provides that no amendment, modification, suspension or termination of the 1995 Plan may, without the consent of the optionee, adversely alter or impair any previously granted option.

Federal Income Tax Treatment

         The following is a brief description of the federal income tax treatment which generally applies to options granted under the 1995 Plan, based on federal income tax laws in effect on the date hereof.

         Incentive Stock Options

         Pursuant to the 1995 Plan, Officer/Employee Participants may be granted options which are intended to qualify as Incentive Options under the provisions of Section 422 of the Code. Generally, the optionee is not taxed and the Company is not entitled to a deduction on the grant or the exercise of an Incentive Option. However, if the optionee disposes of the shares acquired upon the exercise of an Incentive Option at any time within (i) one year after the date the shares are transferred to the optionee pursuant to the exercise of such Incentive Option or (ii) two years after the date of grant of such Incentive Option (a "disqualifying disposition"), the optionee will recognize ordinary income in an amount equal to the excess, if any, of the lesser of the amount realized on the date of such disposition or the fair market value of the

Company's stock on the date of exercise, over the exercise price of such Incentive Option (with any remaining gain being taxed as a capital gain). In such an event, the Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by such optionee. If the optionee does not dispose of the option shares within the above described time limits, there will be no ordinary income recognized upon any subsequent sale or other disposition of the shares, but rather capital gain or loss will be recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. The Company will not be entitled to any deduction in this event. Finally, exercise of an Incentive Option may result in alternative minimum tax liability for the optionee. Any excess of the fair market value of the stock on the date the Incentive Option is exercised over the option exercise price will be included in the calculation of the optionee's alternative minimum taxable income, which may subject the optionee to the alternative minimum tax. The portion of any such alternative minimum tax attributable to the exercise of an Incentive Option can be credited against the optionee's regular tax liability in later years to the extent that in any such year the optionee's regular tax liability exceeds the alternative minimum tax.

         Non-Qualified Stock Options

         The grant of an option which does not qualify for treatment as an Incentive Option generally is not a taxable event for the optionee. However, upon exercise, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of exercise) over the exercise price of such option, and the Company will generally be entitled to a deduction equal to such amount. Upon the later disposition of the option shares acquired upon exercise, appreciation (or depreciation) after the date of exercise will be treated as capital gain (or loss) to the optionee and will have no tax effect as to the Company.

         Special Rules for Section 16 Insiders

         If a Non-Qualified Option has been held for less than six months at the time of exercise, and the exercise price of the option is equal to or less than the fair market value of the acquired shares at the time of exercise, an officer, director or more than 10% shareholder of the Company subject to the provisions of Section 16 of the Exchange Act (an "Insider") will not be taxed until the earlier of (i) the expiration of the six-month holding period beginning on the date of grant of the Non-Qualified Option, or (ii) the sale of the acquired shares, at which time the Insider will recognize ordinary income in an amount equal to the excess, if any, of the then fair market value of the acquired shares over the exercise price of the Non-Qualified Option. Alternatively, pursuant to Section 83(b) of the Code, the Insider may file a written election with the IRS within 30 days after exercise of the Non-Qualified Option to recognize ordinary income equal to the excess, if any, of the fair market value of the Common Stock on the date of exercise over the exercise price. The capital gains holding period for the acquired shares will commence immediately following the date on which the optionee is required to recognize ordinary income, and any appreciation (or depreciation) realized following such date will be taxed as a capital gain (or loss).

         Section 162(m)

         Section 162(m) of the Code precludes a public corporation from taking an income tax deduction for certain compensation in excess of $1 million paid to its chief executive officer or any of its four other highest paid executive officers. This limitation does not apply to certain performance-based compensation. Based upon the Code and the regulations under Section 162(m), the Company believes that any compensation expense generated upon the exercise of stock options granted under the Plan will be deductible by the Company for federal income tax purposes to the extent the options are tied to performance-based criteria.

Plan Benefits

         The table below shows the number of shares underlying stock options that were granted during the following periods to the following individuals and groups under the 1995 Plan:

                              Year Ended December 31,   Year Ended December 31,
                              -----------------------   -----------------------
                                      2000                      1999
                                      ----                      ----
Name and Position/Group

Steven M. Samowich,                  20,000                        --
President, Chief
Executive Officer and
Director

Harry Kaplowitz,                      4,549                    42,791(3)
Executive Vice President

Curtis D. Carlson,                    8,500                     5,751(4)
Secretary

Gary I. Gordon,                       8,750                     1,000
Chief Accounting Officer

Current directors who               149,665(1)                 18,664
are not executive
officers as a group
(7 persons)

All employees (other                477,122(2)                233,269(5)
than current executive
officers) as a group
(105 persons)

(1) During the period from January 1, 2000 through December 31, 2000, the current directors who are not executive officers as a group exercised options to purchase a total of 4,666 shares at an average exercise price of $1.32 per share.
(2) During the period from January 1, 2000 through December 31, 2000, employees who are not current executive officers as a group exercised options to purchase a total of 47,015 shares at an average exercise price of $1.905 per share.
(3) The amount reported consists of an option that was granted in April 1991 and an option that was granted in May 1996 but each repriced in February 1999.
(4) The amount reported consists of an option that was granted in October 1996, an option that was granted in May 1997 (each repriced in February
         1999), and an option to purchase 2,500 shares that was granted in February 1999.
(5) During the period from January 1, 1999 through December 31, 1999, employees who are not current executive officers as a group exercised options to purchase a total of 1,282 shares at an average exercise price of $1.93 per share.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 1995 PLAN DESCRIBED ABOVE UNDER PROPOSALS 2 AND 3.


       PROPOSAL NO. 4 - AMENDMENT TO THE 1997 EMPLOYEE STOCK PURCHASE PLAN

         Effective May 28, 1997, the Infodata Systems Inc. 1997 Employee Stock Purchase Plan (the "1997 Plan") was adopted by the Company and approved by its shareholders at the Company's Annual Meeting of Shareholders. A total of 200,000 shares of the Company's authorized Common Stock are reserved for issuance under the 1997 Plan. The purpose of the 1997 Plan is to provide eligible employees an opportunity to purchase Common Stock through payroll deductions. Proposal 4 asks the shareholders to approve an increase in the number of shares of Common Stock reserved for issuance under the 1997 Plan from 200,000 shares to 400,000 shares.

Background

         The Employee Retirement Income Security Act of 1974 does not apply to the 1997 Plan. The 1997 Plan is entitled to qualify as an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Code and, consequently, employees will be afforded favorable tax treatment under Sections 421 and 423 of the Code, as discussed below under "Federal Income Tax Consequences." There are no provisions in the 1997 Plan imposing charges, deductions or liens in connection with the purchase of shares under the 1997 Plan.

         The following description of the material provisions of the 1997 Plan is qualified by reference to the full provisions of the 1997 Plan, a copy of which is set forth on Exhibit B to this proxy statement.

Administration

         The 1997 Plan is administered by the Board of Directors of the Company and/or a duly appointed committee of non-employee members of the Board having such powers as are specified by the Board. All references herein to the Board also includes any such committee of the Board. All questions of interpretation of the 1997 Plan are determined by the Board and are final and binding upon all persons having an interest in the 1997 Plan. Subject to the provisions of the 1997 Plan, the Board determines all of the relevant terms and conditions governing purchases of Common Stock under the 1997 Plan, so long as participants in the 1997 Plan who are granted Purchase Rights (as defined below) have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the 1997 Plan are paid by the Company.

Eligible Employees

         The 1997 Plan provides that any employee of the Company is eligible to participate in the 1997 Plan, on a purely voluntary basis, except no person who owns or holds options to purchase, or as a result of participation in the 1997 Plan would own or hold options to purchase, 5% or more of the Company's outstanding Common Stock. As more fully discussed below, an employee must be an eligible participating employee at the time of the commencement of an offering in order to participate in such offering.

Offerings Under the 1997 Plan

         Each offering of Common Stock under the 1997 Plan (an "Offering") is for a period of three months (an "Offering Period"), commencing on the first day of January, April, July and October (beginning with July 1, 1997) and ending on the last day of March, June, September and December, respectively, of the same year. At the end of each Offering Period, shares are issued based on the payroll deductions accumulated during that Offering Period. Notwithstanding the foregoing, the Board may establish a different term of one or more Offerings and/or different commencing and/or ending dates for such Offerings. An employee who becomes eligible to participate in the 1997 Plan after an Offering Period has commenced will not be eligible to participate in such Offering but may participate in any subsequent Offering provided such employee is still eligible to participate in the 1997 Plan as of the commencement of any such subsequent Offering.

         The first day of an Offering Period is the "Offering Date" for such Offering Period and the last day of an Offering Period is the "Purchase Date" for such Offering Period. In the event the first day of an Offering Period is not a business day, the Offering Date is the first subsequent business day. In the event the last day of an Offering Period is not a business day, the Purchase Date is the first preceding business day.

         An employee participating in the 1997 Plan (a "Participant") may withdraw such Participant's accumulated payroll deductions and terminate participation in the 1997 Plan or any Offering at any time during an Offering Period. Accordingly, each Participant is, in effect, granted an option pursuant to the 1997 Plan (a "Purchase Right") which may or may not be exercised at the end of an Offering Period.

Participation in the 1997 Plan

         Initial Participation. An eligible employee will become a Participant on the first Offering Date after satisfying the eligibility requirements and delivering to the Company's payroll office not later than the close of business on the last business day before such Offering Date (the "Subscription Date") a subscription agreement indicating the employee's election to participate in the 1997 Plan and authorizing payroll deductions.

         Continued Participation. A Participant will automatically participate in the Offering commencing immediately after the Purchase Date of each Offering Period in which the Participant participates until such time as the Participant
(i) ceases to be eligible for participation under the 1997 Plan, (ii) withdraws from the 1997 Plan or (iii) terminates his or her employment. If a Participant automatically may participate in a subsequent Offering, the Participant is not required to file any additional subscription agreement for such subsequent Offering Period. However, the Participant may file a subscription agreement with respect to a subsequent Offering Period if the Participant desires to change any of the Participant's elections contained in the Participant's then effective subscription agreement.

Purchases of Shares Under the 1997 Plan

         The purchase price at which shares may be purchased in a given Offering Period pursuant to the exercise of all or any portion of a Purchase Right granted under the 1997 Plan will be determined by the Board; provided, however, that the purchase price will be not less than 85% of the lesser of (i) the fair market value of the Common Stock on the Offering Date of the Offering Period or
(ii) the fair market value of the Common Stock on the Purchase Date of the same Offering Period. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the purchase price for that Offering Period (the "Offering Exercise Price") will be 85% of the lesser of (i) the fair market value of the Common Stock on the Offering Date of such Offering Period (or, if there was no reported trading in the Company's shares on that date, the first subsequent date on which the shares were traded) or (ii) the fair market value of the Common Stock on the Purchase Date of such Offering Period (or, if there was no reported trading in the Company's shares on that date, the first preceding date on which the shares were traded). The fair market value of the Common Stock on the applicable dates will be the closing price quoted by NASDAQ.

         Shares acquired by a Participant pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant's compensation accumulated during the Offering Period. The amount of payroll deductions to be withheld from a Participant's compensation during each pay period, which is set forth in the Participant's subscription agreement, must be at least 1% but not more than 15% of the Participant's compensation.

         During an Offering Period, a Participant may elect to decrease the amount to be withheld from his or her compensation by filing an amended subscription agreement with the Company on or before the "Change Notice Date." That date will initially be the seventh day prior to the end of the first pay period for which such election is to be effective; however, the Company may change such Change Notice Date from time to time. A Participant may not elect to increase the amount withheld from his or her compensation during an Offering Period.

         Individual accounts will be maintained for each Participant under the 1997 Plan. All payroll deductions from a Participant's compensation will be credited to such account and will be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by it for any corporate purpose. No interest will be paid or accrued on sums withheld from a Participant's compensation under the 1997 Plan.

         On the Purchase Date of an Offering Period, each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such Purchase Date, will automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole shares of Common Stock arrived at by dividing the total amount of the Participant's accumulated payroll deductions for the Purchase Period by the Offering Exercise Price. No shares will be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the 1997 Plan has terminated on or before such Purchase Date.

         Any cash balance remaining in a Participant's account will be refunded to the Participant as soon as practicable after the Purchase Date. In the event the cash to be returned to a Participant is an amount less than the amount necessary to purchase a whole share, the Company will maintain such cash in the Participant's account and apply it toward the purchase of shares in the next Offering Period.

         Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates will expire immediately upon the end of such Offering Period.

         No Participant will be entitled to purchase shares of Common Stock under the 1997 Plan in an amount exceeding $25,000 in fair market value per year.

         A Participant will have no rights as a shareholder by virtue of his or her participation in the 1997 Plan until the date of the issuance of a stock certificate(s) for the shares being purchased pursuant to the exercise of the Participant's Purchase Right. No adjustment will be made for cash dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) is issued. Participation in the 1997 Plan does not confer upon a Participant any right to continue his or her employment with the Company or interfere in any way with the right of the Company to terminate the Participant's employment.

Withdrawal from an Offering or the 1997 Plan

         Withdrawal from an Offering. A Participant may withdraw from an Offering by signing and delivering to the Company's payroll office a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period. A Participant is prohibited from again participating in the same Offering at any time after withdrawing from such Offering. Unless otherwise indicated, withdrawal from an Offering will not result in a withdrawal from the 1997 Plan or any subsequent Offerings.

         Withdrawal from the 1997 Plan. A Participant may withdraw from the 1997 Plan by signing a written notice of withdrawal on a form provided by the Company for such purpose and delivering such notice to the Company's payroll office. Withdrawals made after a Purchase Date for an Offering Period will not affect shares acquired by the Participant on such Purchase Date. In the event a Participant voluntarily elects to withdraw from the 1997 Plan, the Participant may not resume participation in the 1997 Plan during the same Offering Period, but may participate in any subsequent Offering under the 1997 Plan by satisfying the eligibility requirements and delivering a new subscription agreement to the Company's payroll office not later than the close of business on the last business day before such Offering Date.

         Upon withdrawal from an Offering or the 1997 Plan, the Participant's accumulated payroll deductions which have not been applied for the purchase of shares will be returned as soon as practicable after the withdrawal, without the payment of any interest, to the Participant, and the Participant's interest in the Offering and/or the 1997 Plan will terminate. Such accumulated payroll deductions may not be applied to any other Offering under the 1997 Plan following the Participant's withdrawal.

Termination of Employment

         Termination of a Participant's employment with the Company for any reason, including retirement, disability or death, or the failure of a Participant to remain an employee eligible to participate in the 1997 Plan, will terminate the Participant's participation in the 1997 Plan immediately. In such event, the payroll deductions credited to the Participant's account since the last Purchase Date will, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative, and all of the Participant's rights under the 1997 Plan will terminate. Interest will not be paid on sums returned to a Participant as a result of the termination of his or her employment.

Transfer of Control of the Company

         In the event of a "transfer of control" of the Company, as defined in the 1997 Plan, the surviving or acquiring corporation must either (i) assume the Company's rights and obligations under the 1997 Plan or (ii) substitute rights to purchase shares of the surviving or acquiring corporation's capital stock for outstanding Purchase Rights, unless the Company's Board otherwise agrees. The 1997 Plan contains additional provisions providing certain Board discretion in the event that, with the Board's consent, the surviving or acquiring corporation elects not to assume or substitute its rights for outstanding purchase rights.

Changes in Capitalization

         In the event of changes in the Company's Common Stock due to a stock split, reverse stock split, stock dividend or other change in the Company's capitalization, or in the event of any merger, sale or other reorganization, appropriate adjustments will be made by the Company in the securities subject to purchase under a Purchase Right, the number of shares authorized for issuance under the 1997 Plan, the number of shares subject to a Purchase Right and the purchase price per share.

Non-Transferability

         A Purchase Right may not be transferred in any manner by a Participant and will be exercisable during the lifetime of the Participant only by the Participant.

Participant Reports

         Each Participant who exercised all or part of his or her Purchase Right for an Offering Period will receive, as soon as practicable after the Purchase Date of such Offering Period, a report of such Participant's account setting forth the total payroll deductions accumulated, the number of shares purchased, the fair market value of such shares, the date of purchase and the remaining cash balance to be refunded or retained in the Participant's account if any.

Amendment or Termination of the 1997 Plan

         The 1997 Plan will continue to exist until terminated by the Board or until all of the shares reserved for issuance thereunder have been issued, whichever occurs first. The Board may at any time amend or terminate the 1997 Plan, except that such termination will not affect Purchase Rights previously granted under the 1997 Plan, nor may any amendment make any change in a Purchase Right previously granted under the 1997 Plan which would adversely affect the right of any Participant (except as may be necessary to qualify the 1997 Plan as an employee stock purchase plan pursuant to Section 423 of the Code). An amendment authorizing the issuance of more than 200,000 shares under the 1997 Plan (other than due to a change in the capitalization of the Company) must be approved by the shareholders of the Company within 12 months of the adoption of such amendment.

         The following description of the material provisions of the 1997 Plan is qualified by reference to the full provisions of the 1997 Plan, a copy of which is set forth as Exhibit A to this Prospectus.

         The Employee Retirement Income Security Act of 1974 does not apply to the 1997 Plan. Furthermore, the 1997 Plan is not qualified under Section 401(a) of the Code.

Federal Income Tax Consequences

         A Participant recognizes no taxable income either as a result of commencing to participate in the Plan or purchasing shares of the Company's Common Stock under the terms of the Plan. However, amounts deducted from a Participant's paycheck in order to purchase shares under the Plan are taxable as part of the Participant's compensation (and included in the Participant's W-2 income) and deductible to the Company.

         If a Participant disposes of shares purchased under the Plan within two years from the first day of the applicable Offering Period or within one year from the date of purchase (which is the last day of an Offering Period) (a "disqualifying disposition"), the Participant will recognize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of the ordinary income will be added to the Participant's basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the Participant holds the shares for more than 12 months; otherwise it will be short-term.

         If the Participant disposes of shares purchased under the Plan at least two years after the first day of the applicable Offering Period and at least one year after the date of purchase, the Participant will realize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or (ii) 15% of the fair market value of the shares on the first day of the applicable Offering Period. The amount of any ordinary income will be added to the Participant's basis in the shares, and any additional gain recognized upon the disposition after such basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

         If the Participant still owns the shares at the time of death, the lesser of (i) the excess of the fair market value of the shares on the date of death over the purchase price or (ii) 15% of the fair market value of the shares on the first day of the Offering Period in which the shares were purchased will constitute ordinary income in the year of death.

         The Company will be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the Participant as a result of the disposition. In all other cases, no deduction is allowed to the Company except as otherwise described above.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1997 PLAN.

                                  EXECUTIVE COMPENSATION, TRANSACTIONS AND EMPLOYEE BENEFIT PLANS

         The following Summary Compensation Table sets forth for the Company's President and all other executive officers whose total annual salary and bonuses exceeded $100,000, the amount and nature of all compensation awarded to, earned by or paid to such individual for the fiscal year indicated for services rendered in all capacities.

                                                    SUMMARY COMPENSATION TABLE
                                       Annual Compensation                        Long Term Compensation
                                 ----------------------------------   -----------------------------------------------
                                                                               Awards                     Payout
                                                                      ------------------------------   --------------
                                                                                      Securities         Long-Term
                                                                      Restricted       Underlying        Incentive      All Other
      Name and                                                          Stock        Options/SARs          Plan        Compensation
  Principal Position     Year    Salary ($)   Bonus ($)   Other ($)   Awards(s) ($)             (#)     Payouts ($)             ($)
  ------------------     ----    ----------   ---------   ---------   -------------   -------------    --------------  ------------
Steven M. Samowich(1)    2000     $251,000     $38,000       --           --               20,000           --             --
President and Chief      1999     $251,000     $45,000       --           --                   --           --             --
Executive Officer        1998     $ 28,000     $32,000       --           --              220,000           --             --

James W. Myers(2)        2000     $186,000          --       --           --               50,000           --             --
Chief Operating          1999     $ 54,000     $23,000       --           --               50,000           --             --
Officer                  1998           --          --       --           --                   --           --             --

Harry Kaplowitz(3)       2000     $160,000     $42,500       --           --                4,549           --             --
Executive Vice           1999     $160,000     $20,000       --           --               42,791           --             --
President                1998     $150,000     $24,000       --           --                   --           --             --

Gary I. Gordon(4)        2000      $95,450      $7,500       --           --                8,750           --           $3,000
Chief Accounting         1999      $85,000      $7,500       --           --                1,000           --             --
Officer                  1998      $68,500      $3,500       --           --                2,750           --             --


(1) The amount reported above for the 2000 bonus was paid in 2001. The amount reported above for the 1999 bonus was paid in 2000. The amount reported above for the 1998 bonus was paid in 1999. The employment of Steven M. Samowich commenced on November 3, 1998.
(2) With respect to the 1999 bonus amount reported above, $15,000 was paid in 1999 and the balance of $8,000 was paid in 2000. The employment of James W. Myers commenced on September 20, 1999 and terminated on November 20, 2000.
(3) The amount reported above for the 2000 bonus was paid in 2001. The amount reported above for the 1999 bonus was paid in 2000. The amount reported above for the 1998 bonus was paid in 1999. The amount reported for the 1999 Securities Underlying Options/SARS consists of an option that was granted in April 1991 and an option that was granted in May 1996 but each repriced in February 1999. Mr. Kaplowitz served as the Company's president from 1991 to November 5, 1997.
(4) The amount reported above for the 2000 bonus was paid in 2001. The amount reported above for the 1999 bonus was paid in 2000. The amount reported for the 1998 Securities Underlying Options/SARS consists of an option that was granted in November 1997 and an option that was granted in August 1998 but each repriced in December 1998.

Stock Options

         The following tables set forth certain information regarding the grant and exercise of options to purchase the Company's Common Stock with respect to the named executive officers during 2000.

                              OPTION GRANTS IN 2000
                                Individual Grants

                      Number of
                      Securities     % of Total
                      Underlying    Options Granted
                       Options       To Employees       Exercise     Expiration
   Name               Granted (#)     During Year      Price($/SH)      Date
   ----               -----------     -----------      -----------      ----

Steven M. Samowich     20,000(1)         3.50%            $5.44       1/19/2010

James W. Myers         50,000(2)         8.80%            $5.44       1/19/2010

Harry Kaplowitz         4,549(3)         0.80%            $5.44       1/19/2010

Gary I. Gordon          2,250(4)         0.40%            $5.44       1/19/2010
                        6,500(5)         1.10%            $2.09       8/03/2010

(1) Exercisable as follows: 12.5% on July 19, 2000 and 6.25% every three months thereafter.

(2) Exercisable as follows: 12.5% on July 19, 2000 and 6.25% every three months thereafter.

(3) Exercisable as follows: 12.5% on July 19, 2000 and 6.25% every three months thereafter.

(4) Exercisable as follows: 12.5% on July 19, 2000 and 6.25% every three months thereafter.

(5) Exercisable as follows: 12.5% on February 03, 2001 and 6.25% every three months thereafter.

                     AGGREGATE OPTION EXERCISES IN 2000 AND
                         DECEMBER 31, 2000 OPTION VALUES
                                                 Number of
                                                 Securities         Value of
                                                 Underlying        Unexercised
                                                 Unexercised      In-the-Money
                                                 Options at        Options at
                                                 12/31/00(#)      12/31/00($)(1)

                    Shares Acquired   Value      Exercisable/      Exercisable/
         Name       on Exercise (#)  Realized   Unexercisable     Unexercisable
         ----       ---------------  --------   -------------     -------------

Steven M. Samowich        --            --     113,750/126,250           $0/$0

James W. Myers(2)         --            --                 0/0           $0/$0

Harry Kaplowitz           --            --       104,304/3,696           $0/$0

Gary I. Gordon            --            --         3,283/9,217           $0/$0

(1) Fiscal year ended December 31, 2000. The closing market price on the last trading day in 2000, December 29, 2000, for the Company's Common Stock was $0.75.

(2)      The employment of James W. Myers terminated on November 20, 2000.

Agreements With Executives

         On April 23, 2001, the Company entered into Executive Separation Agreements with Curtis D. Carlson and Gary I. Gordon. In the event that either officer's employment is terminated involuntarily, without cause, within six months following a change in control of the Company, as defined, that officer is entitled to separation pay equal to four months base salary and continuation of life and health insurance coverage for four months.

         The Company entered into a letter employment agreement ("Letter Agreement") with Steven M. Samowich on November 3, 1998. Pursuant to the Letter Agreement, Mr. Samowich is serving as the Company's President and Chief Executive Officer, and receives an annual base salary of $251,000 plus an annual incentive bonus based on the achievement of certain management objectives and financial performance measures. In addition, Mr. Samowich received options to acquire 220,000 shares of the Company's Common Stock at a price of $3.00 per share (repriced to $2.875 per share on February 25, 1999), vesting over a four year period from the date of the Letter Agreement, a $32,000 hiring bonus paid in January 1999, health insurance, life insurance and $30,000 for relocation expenses. Mr. Samowich's employment with the Company is terminable at will and is not for a definite term. However, if Mr. Samowich is terminated by the Company, other than "for cause", as defined in the Letter Agreement, he will continue to be paid his base salary in monthly increments for a period of 12 months.

         On November 4, 1998 the Company and Mr. Samowich entered into an Agreement on Confidential Information, Inventions and Ideas (the "Confidentiality Agreement"). The Confidentiality Agreement provides that Mr. Samowich will not disclose any confidential information during and after his employment and, if his employment is terminated by the Company with cause or if he terminates his employment without cause, for a period of one year following the termination of his employment with the Company, he will not solicit clients, consultants or suppliers of the Company or otherwise compete with the Company on the sale or licensing of any products or services that are competitive with the products or services developed or marketed by the Company in the United States. The Confidentiality Agreement also provides that Mr. Samowich will not solicit any employee of the Company for a period of one year following the date of termination of his employment.

         During 1986, the Company entered into Executive Separation Agreements with Mr. Kaplowitz and Dr. Loane. In the event that either officer's employment is terminated involuntarily, without cause, following a change in control of the

Company, as defined, that officer is entitled to separation pay equal to two years base salary and continuation of life and health insurance coverage for two years. Additionally, any type of pension or profit-sharing credited service will be extended for two years. There were no separation payments accrued or paid under the Executive Separation Agreements in 2000.

Director Compensation

         During 2000, Laurence C. Glazer, Isaac M. Pollak and Millard H. Pryor, Jr., as the members of the Compensation Committee, were each granted a non-qualified option under the Company's 1995 Stock Option Plan to purchase 4,666 shares of Common Stock at an exercise price of $1.625 per share.

         During 2000, non-employee directors received quarterly non-qualified stock option grants to purchase a predetermined number of shares of Common Stock at an exercise price equal to the fair market value of the Company's Common Stock as of the date of issuance.

         Any director who is an employee of the Company receives no additional compensation for serving as a director. During 2000, no Executive Committee meeting fees were accrued or paid to Executive Committee members.

Stock Option Plan

         In 1995, the Board of Directors adopted and the Company's shareholders approved the 1995 Stock Option Plan (the "1995 Plan"), which (i) consolidated the Company's 1991 Incentive Stock Option Plan and 1992 Non-Qualified Stock Option Plan and (ii) provided for the automatic grant of stock options to the members of the Compensation Committee of the Company's Board of Directors. A total of 2,011,000 shares of Common Stock have been authorized for issuance under options granted and to be granted under the 1995 Plan at exercise prices that will not be less than 100% of the fair market value of the underlying shares on the date of grant of the option. As of June 8, 2001, options to purchase a total of 1,449,214 shares of Common Stock under the 1995 Plan, at prices ranging from $0.56 to $11.00 per share, were outstanding, including the 13,998 shares which underlie options granted in 2000 to members of the Compensation Committee. As of June 8, 2001, a total of 180,570 shares were available for options not yet granted.

Other Information

         For the year ended December 31, 2000, the Company made business management consulting fee payments totaling $39,500 to Bermuda Capital for the services of Mr. Richard T. Bueschel, the Company's Chairman.

         For the year ended December 31, 2000, the Company made payments totaling $62,000 to Huguenot Associates, Inc. for the consulting services of its President, Robert M. Leopold, a director of the Company.

Reports Under Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding Common Stock, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. A Statement of Changes of Beneficial Ownership of Securities on Form 4 is required to be filed by the tenth day of the month following the month during which a change in a reporting person's beneficial ownership of securities occurred. An Annual Statement of Changes in Beneficial Ownership on Form 5 is required to be filed by February 15th of each year to report certain specified transactions, including transactions occurring during the prior year that were not timely reported on a Form 4.

         Based on its review of the reports filed under Section 16(a) of the Exchange Act, the Company believes that all reports of securities ownership and changes in such ownership required to be filed during 2000 were timely filed except that an acquisition of an option in November 2000 by Laurence C. Glazer, a director of the Company, which should have been reported by December 10, 2000 was reported on January 10, 2001.

                       BENEFICIAL OWNERSHIP OF SECURITIES

Security Ownership of Certain Beneficial Owners

         The following table sets forth certain information as to each person or group known to be a beneficial owner of more than five percent of the Common Stock of the Company as of June 8, 2001. Each beneficial owner has sole voting and investment power with respect to such shares, unless otherwise specified below.

      Name and Address                                              Percent
      Of Beneficial Owner            Number of Shares               of Class
--------------------------------------------------------------------------------
Richard T. Bueschel                     282,435(1)                    5.62%
Northern Equities, Inc.
Balch Hill Road, Box 301
Hanover, NH 03755

Alan S. Fisher                          476,866(2)                    9.14%
8 Deer Oaks Drive
Pleasanton, CA 94588

(1)      Includes 208,718 shares subject to presently exercisable stock options.

(2) Includes 429,075 shares owned by The Fisher Trust for which Mr. Fisher has sole voting and investment power. Includes 47,791 shares subject to presently exercisable stock options.

Security Ownership of Management

         The following table sets forth certain information regarding the beneficial ownership of the Company's shares of Common Stock owned on June 8, 2001 by each of the Company's directors and by all directors and executive officers as a group. Each person has sole voting and investment power with respect to such securities, unless otherwise specified below.

                                          Amount and Nature of         Percent
      Name of Individual                  Beneficial Ownership         of Class
--------------------------------------------------------------------------------
Richard T. Bueschel                             282,435(1)               5.62%

Curtis D. Carlson                                12,188(2)               0.26%

Alan S. Fisher                                  476,866(3)               9.14%

Laurence C. Glazer                              130,065(4)               2.67%

Gary I. Gordon                                    5,610(5)               0.12%

Christine Hughes                                 43,167(6)               0.90%

Harry Kaplowitz                                 108,052(7)               2.23%

Robert M. Leopold                               178,720(8)               3.63%

Isaac M. Pollak                                 202,083(9)               4.09%

Millard H. Pryor, Jr.                           86,157(10)               1.78%

Steven M. Samowich                             158,750(11)               3.24%

All directors and
Executive officers as a group (11 persons)   1,684,093(12)              26.20%

(1)      Includes 208,718 shares subject to presently exercisable stock options.
(2) Includes 7,189 shares subject to presently exercisable stock options or stock options exercisable within 60 days.
(3) Includes 429,075 shares owned by The Fisher Trust for which Mr. Fisher has sole voting and investment power. Includes 47,791 shares subject to presently exercisable stock options.
(4)      Includes 42,664 shares subject to presently exercisable stock options.
(5) Includes 5,610 shares subject to presently exercisable stock options or stock options exercisable within 60 days.
(6)      Includes 37,667 shares subject to presently exercisable stock options.
(7) Includes 62,366 shares subject to presently exercisable stock options or stock options exercisable within 60 days.
(8)      Includes 102,395 shares subject to presently exercisable stock options.
(9)      Includes 55,106 shares subject to presently exercisable stock options.
(10)     Includes 42,664 shares subject to presently exercisable stock options.
(11) Includes 158,750 shares subject to presently exercisable stock options or stock options exercisable within 60 days.
(12) Includes 770,920 shares subject to presently exercisable stock options or stock options exercisable within 60 days.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Company's Board of Directors, which currently consists of Messrs. Leopold (Chairman), Glazer and Pryor, is governed by its charter, a copy of which is attached Exhibit C to this Proxy Statement. All the members of the Audit Committee are "independent" as defined in the rules of NASDAQ, which means that they have no relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

         The Audit Committee reviewed and discussed the Company's audited financial statements for the year ended December 31, 2000 with management of the Company and its independent auditing firm, PricewaterhouseCoopers LLP ("PwC"). In that connection, the Audit Committee discussed with PwC the matters required to be discussed by Statement of Accounting Standards No. 61 ("SAS 61"). SAS 61 requires an auditor to communicate certain matters relating to the conduct of an audit to the Audit Committee, including (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; (iv) any disagreements with management regarding the application of accounting principles, the basis for management's accounting estimates, the disclosures in the financial statements and the wording of the auditor's report; (v) the auditor's judgments about the quality, and not just the acceptability, of the Company's accounting principles as applied in its financial reporting; and (vi) the consistency of application of the accounting principles and underlying estimates and the clarity, consistency and completeness of the accounting information contained in the financial statements, including items that have a significant impact on the representational faithfulness, verifiability and neutrality of the accounting information.

         In addition, the Audit Committee received from PwC the written disclosures and the letter required by Independence Standards Board Statement No. 1 ("ISB 1") and discussed PwC's independence with PwC. Pursuant to ISB 1, PwC (i) disclosed to the Audit Committee all relationships between PwC and its related entities that in PwC's professional judgment may reasonably be thought to bear on independence, and (ii) confirmed in the letter that, in its professional judgment, it is independent of the Company.

         Based on the above-referenced review and discussions, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission. Reference is made to the Audit Committee's charter attached as Exhibit C to this Proxy Statement for additional information as to the responsibilities and activities of the Audit Committee.

                                      Audit Committee of the Board of Directors

                                      Robert M. Leopold (Chairman)
                                      Laurence C. Glazer
                                      Millard H. Pryor, Jr.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         PwC was engaged to perform an audit of the Company's financial statements for the year ended December 31, 2000. A representative of PwC is expected to be available during the Company's Annual Meeting of Shareholders via telephone and will be available to respond to appropriate questions. The Audit Committee of the Board of Directors has not yet recommended an independent public accounting firm to audit the Company's financial statements for the year ending December 31, 2001.

                            AUDIT AND NON-AUDIT FEES

         The total fee billed for professional services rendered by PwC for the audit of the Company's consolidated financial statements for the year ended December 31, 2000, the reviews of the Company's financial statements included in its Quarterly Reports on Form 10-QSB during 2000 was $63,000. The Company did not engage PwC to render services related to financial information systems design and implementation or any other information technology services. During 2000, fees for all other non-audit services were $26,640 including fees for tax-related services and a filing of a registration statement.

                             SOLICITATION OF PROXIES

         The Company will bear the cost of solicitation of proxies. In addition to solicitation by the use of mails, some officers, without extra compensation, may solicit proxies personally and by telephone and telegraph. The Company may request banks, brokers, nominees, custodians, and fiduciaries to forward soliciting material to the beneficial owners of shares registered in their names. The Company will reimburse such persons for their expense incurred in such assistance.

                             SHAREHOLDERS' PROPOSALS

         Proposals of shareholders intended to be presented at the 2002 Annual Meeting must be received at the Company's Corporate Headquarters, 12150 Monument Drive, Fairfax, Virginia 22033, for inclusion in the Company's Proxy Statement and form of proxy relating to that Annual Meeting, no later than December 1, 2001. A shareholder desiring to submit a proposal to be voted on at next year's Annual Meeting, but not desiring to have such proposal included in next year's Proxy Statement relating to that meeting, should submit such proposal to the Company by February 15, 2002 (i.e., at least 45 days prior to the expected mailing of the Proxy Statement). Failure to comply with that advance notice requirement will permit management to use its discretionary voting authority if and when the proposal is raised at the Annual Meeting without having had a discussion of the proposal in the Proxy Statement.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, to shareholders at the Annual Meeting, any matter other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment. Abstentions, broker non-votes, and withheld votes are voted neither "for" nor "against" a proposal, but are counted in the determination of a quorum.

         In accordance with the terms of indemnification agreements with each of its directors and officers, the Company maintains directors and officers liability insurance, $1,000,000 in the aggregate for the policy year, under an agreement with Zurich Insurance Company. This policy, effective for the three-year period June 15, 1998 to June 03, 2001, covers each director and officer of the Company and required a one-time premium payment totaling $67,500. During 2000, no sums were paid under this or any other indemnification insurance contract.

                                      By order of the Board of Directors



                                      Curtis D. Carlson, Secretary


Dated:       Fairfax, Virginia
             July 30, 2001

                                                                       EXHIBIT A

                              INFODATA SYSTEMS INC.
                             1995 STOCK OPTION PLAN
                             ----------------------

1.       Purpose

         Infodata Systems Inc. (the "Company"), by means of this 1995 Stock Option Plan (the "Plan"), desires to afford certain of its directors, officers and certain selected employees, consultants and the officers and certain selected employees of any subsidiary thereof now existing or hereafter formed or acquired, an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any subsidiary. The Plan is the successor to the Company's Incentive Stock Option Plan and Non-Qualified Stock Option Plan that were approved by the Company's shareholders in 1991 and 1992, respectively (the "Prior Plans"). As used in the Plan, the term "subsidiary" shall mean any entity in which the Company, directly or indirectly, owns a controlling interest.

         The stock options described in Sections 6 and 7 hereof (the "Options"), and the shares of common stock, par value $.03 per share, of the Company (the "Common Stock") acquired pursuant to the exercise of such Options are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

         The Options granted under Section 6 hereof are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

2.       Administration

         The Plan shall be administered by the Compensation Committee, or any successor thereto, of the Board of Directors of the Company or by such other committee as determined by the Board (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors of the Company, each of whom shall qualify as a "disinterested person" to administer the Plan within the meaning of Rule 16b-3, as amended, or other applicable rules under
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall administer the Plan so as to conform at all times with the provisions of Rule 16b-3 promulgated under the Exchange Act. A majority of the Committee shall constitute a quorum, and subject to the provisions of
Section 5 hereof, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved unanimously in writing by the Committee, shall be the acts of the Committee.

         The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ attorneys, consultants, accountants, or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all persons who have received grants under the Plan, the Company and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                      1-A

3.       Shares Available

         Subject to the adjustments provided in Section 9 hereof, the maximum aggregate number of shares of Common Stock which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed 2,011,000 shares. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including without limitation the expiration of such Options, the termination of such Options prior to exercise or the forfeiture of such Options, such shares thereafter shall be available for grants to such individual or other individuals under the Plan. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with either authorized and unissued shares of Common Stock or issued shares of such Common Stock held in the Company's treasury or both, at the discretion of the Company.

4.       Eligibility and Bases of Participation

         Grants under the Plan (i) may be made, pursuant to Section 6 hereof, to certain selected employees and officers (but not to any director who is not also an employee) of the Company or any subsidiary thereof who are regularly employed on a salaried basis and who are so employed on the date of such grant (the "Officer and Certain Selected Employee Participants"); (ii) may be made, pursuant to Section 6 hereof, to directors of the Company, other than Committee Participants (as defined below), who are not employees and who are retained by the Company in such capacity on the date of such grant (the "Director Participants"); (iii) may be made, pursuant to Section 6 hereof, to consultants or advisors, provided that the services rendered by such consultants or advisors shall not be in connection with the offer or sale of securities in a capital-raising transaction (the "Consultant Participants") (the Officer and Certain Selected Employee Participants, Director Participants and Consultant Participants are hereinafter collectively referred to as the "Grant Participants"); and (iv) may be made, pursuant to Section 7 hereof, to individuals who serve on the Committee or have been named to serve on the Committee in the future (the "Committee Participants").

5.       Authority of Committee

         Subject to and not inconsistent with the express provisions of the Plan and the Code, the Committee shall have plenary authority, in its sole discretion, to:

         a. other than with respect to Committee Participants, determine the persons to whom Options shall be granted, the time when such Options shall be granted, the number of shares of Common Stock underlying each Option, the purchase price or exercise price of each Option, the restrictions to be applicable to Options and the other terms and provisions thereof (which need not be identical);

         b. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer for the purpose of assisting the optionee in the exercise of an Option;

         c. establish procedures for an optionee to pay the exercise price of an Option in whole or in part by delivering that number of shares of Common Stock owned by such optionee; or for the collection of any taxes required by any government to be withheld or otherwise deducted and paid by the Company or any subsidiary in respect of the issuance or disposition of Common Stock acquired pursuant to the exercise of an Option granted hereunder, which procedures may include payment in whole or in part through the delivery of shares of Common Stock owned by the optionee valued on the basis of the Fair Market Value (as defined in Section 11 hereof) on the date preceding such exercise;

                                      2-A

         d. prescribe, amend, modify and rescind rules and regulations relating to the Plan;

         e. make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business; and

         f. establish any procedures determined to be appropriate in discharging its responsibilities under the Plan.

6.       Stock Options for Grant Participants

         The Committee shall have the authority, in its sole discretion, to grant Incentive Options or Non-Qualified Options or both Incentive Options and Non-Qualified Options to Grant Participants (any such Options are hereinafter collectively referred to as the "Participant Options") during the period beginning on the date on which the Plan is approved by the holders of a majority of the Company's outstanding shares of Common Stock and Preferred Stock, voting as a class (the "Effective Date") and ending on the tenth anniversary of the Effective Date (the "Termination Date"). Notwithstanding anything contained herein to the contrary, Incentive Options may be granted only to Officer and Certain Selected Employee Participants. As a condition to the granting of any Option, the Committee shall require that the person receiving such Option agree not to sell or otherwise dispose of any Common Stock acquired pursuant to such Option for a period of six months following the date of the grant of such Option. The terms and conditions of the Participant Options shall be determined from time to time by the Committee; provided, however, that the Participant Options granted under the Plan shall be subject to the following:

         a. Exercise Price. The exercise price for each share of Common Stock purchasable under any Participant Option granted hereunder shall be such amount as the Committee, in its best judgment, shall determine to be not less than 100% of the Fair Market Value (as defined in Section 11 hereof) per share on the date the Participant Option is granted; provided, however, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of capital stock of the Company, or of any subsidiary of the Company, having more than 10% of the total combined voting power of all classes of shares of capital stock of the Company or of such subsidiary, the exercise price for each share shall be not less than 110% of the Fair Market Value (as defined in Section 11 hereof) per share on the date the Incentive Option is granted. In determining the stock ownership of a person for purposes of this Section 6, the rules of Section 424(d) of the Code shall be applied and the Committee may rely on representations of fact made to it by such person and believed by it to be true. The exercise price of the Participant Options will be subject to adjustment in accordance with the provisions of Section 9 hereof.

         b. Payment. The exercise price per share of Common Stock with respect to each Participant Option shall be payable at the time the Participant Option is exercised. Such price shall be payable in cash, which may be paid by wire transfer in immediately available funds, by check, by a commitment by a broker-dealer to pay to the Company that portion of any sale proceeds receivable by the optionee upon exercise of a Participant Option or by any other instrument acceptable to the Company or, in the discretion of the Committee, by delivery to the Company of shares of Common Stock. Shares delivered to the Company in payment of the exercise price shall be valued at the Fair Market Value (as defined in Section 11 hereof) of the Common Stock on the business

                                      3-A
                  day immediately preceding the date of the exercise of the Participant Option.

         c. Exercisability of Participant Options. Subject to this Section 6 and Section 8 hereof, each Participant Option shall vest and become exercisable on the dates and in the amounts set forth in the particular stock option agreement between the Company and the optionee; provided, however, that a Participant Option shall expire not later than ten years from the date such Option is granted. The right to purchase shares shall be cumulative so that when the right to purchase any shares has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Participant Option.

         d. Death. In the event of the death of an optionee, all Participant Options held by such optionee on the date of such death shall vest in full and become immediately exercisable. Upon such death, the legal representative of such optionee, or such person who acquired such Participant Options by bequest or inheritance or by reason of the death of the optionee, shall have the right for one year after the date of death (but not after the expiration or termination of the Participant Options), to exercise such optionee's Participant Options with respect to all or any part of the shares of Common Stock subject thereto.

         e. Disability. If the employment of an optionee is terminated because of Disability (as defined in Section 11 hereof), all Participant Options held by such optionee on the date of such termination shall vest in full and become immediately exercisable. Such optionee shall have the right for one year after the date of such termination (but not after the expiration or termination of the Participant Options), to exercise such optionee's Participant Options with respect to all or any part of the shares of Common Stock subject thereto.

         f. Retirement. In the event the employment of an Officer and Certain Selected Employee Participant is terminated by reason of the Retirement (as defined in Section 11 hereof) of the optionee, all Participant Options held by such optionee on the date of such termination shall vest in full and become immediately exercisable. Such optionee shall have the right for three months after the date of such termination (but not after the expiration or termination of the Participant Options), to exercise such optionee's Participant Options with respect to all or any part of the shares of Common Stock subject thereto. The Committee, in its discretion, shall determine whether an optionee's employment was terminated by reason of Retirement and whether such optionee is entitled to the treatment afforded by this subsection f.

         g. Other Termination. If the employment of an Officer and Certain Selected Employee Participant is terminated for any reason other than those specified in subsections d, e, and f of this
                  Section 6, such optionee shall have the right for 30 days after the date of such termination (but not after the expiration or termination of the Participant Options), to exercise such optionee's Participant Options with respect to all or any part of the shares of Common Stock which such optionee was entitled to purchase immediately prior to the time of such termination.

         h. Cessation of Directorship. In the event a Director Participant shall cease to be a director of the Company, such optionee shall have the right for 90 days after the date of such cessation (but not after the

                                      4-A
                  expiration or termination of the Participant Options), to exercise such optionee's Participant Options with respect to all or any part of the shares of Common Stock subject thereto.

         i. Maximum Exercise. To the extent the aggregate Fair Market Value (as defined in Section 11 hereof) of Common Stock (determined at the time of the grant) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company or any subsidiary, exceeds $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time, the excess thereof shall be treated as Non-Qualified Options and not as Incentive Options.

7.       Stock Option Grants to Committee Participants

         During the term of the Plan, on the date that a director of the Company commences service on the Committee (which in the case of the initial members of the Committee shall be deemed to be the Effective Date), and on the date of any subsequent annual meeting of the holders of the Common Stock at which a director is elected and appointed or reappointed to serve on the Committee, such Committee Participant automatically shall be granted a Non-Qualified Option to purchase 2,000 shares of Common Stock, which Non-Qualified Option, except as otherwise provided in this Section 7 or Section 8 hereof, shall become fully exercisable immediately upon grant as to all of the shares covered thereby. (A Non-Qualified Option granted to a Committee Participant pursuant to this Section 7 is referred to as a "Committee Option".) As a condition to the granting of any Committee Option, the person receiving such Committee Option shall agree not to sell or otherwise dispose of any Common Stock acquired pursuant to such Option for a period of six months following the date of the grant of such Option. The terms and conditions of the Committee Options shall be as follows:

         a. Option Price. The exercise price of each share of Common Stock purchasable under any Committee Options shall be such amount as the Committee, in its best judgment, shall determine to be 100% of the Fair Market Value (as defined in Section 11 hereof) per share at the date the Committee Option is granted.

         b. Payment. The exercise price per share of Common Stock with respect to each Committee Option and any withholding tax due in connection with such exercise may be paid by any of the methods described under Section 6b hereof.

         c.       Exercisability. Except as provided in subsection d of this
                  Section 7, no Committee Option shall be exercisable after the earlier of (i) the expiration of five years from the date such Committee Option is granted and (ii) 90 days after such Committee Participant ceases for any reason to be a director of the Company.

         d. Death. In the event of the death of any Committee Participant, the estate of the Committee Participant shall have the right for one year after the date of death (but not after the expiration or termination of such Committee Options), to exercise such Committee Participant's Committee Options with respect to all or any part of the shares of Common Stock subject thereto.

         e. Amendment. The provisions of this Section 7 shall not be amended more than one time in any six-month period, other than to comport with any amendments to the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder.

                                      5-A

8.       Change of Control

         Notwithstanding any provision herein to the contrary, upon the occurrence of an event constituting a Change of Control (as defined in Section 11 hereof), all Options granted under the Plan immediately shall become fully exercisable.

9.       Adjustment of Shares

         In the event the outstanding shares of Common Stock shall be increased or decreased or changed into or exchanged for a different number of kind of shares of stock or other securities of the Company or another corporation by reason of any consolidation, merger, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company, the number or kind of shares or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee at the time of such event. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made that would result in an Incentive Option failing to be treated as an "incentive stock option" for purposes of Section 422 of the Code. In addition, in such event the Board of Directors of the Company shall appropriately adjust the number of shares of Common Stock for which Options may be granted under the Plan.

10.      Miscellaneous Provisions

         a. Assignment or Transfer. No grant of any "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) made under the Plan or any rights or interests therein shall be assignable or transferable by an optionee except by will or the laws of descent and distribution or, except as to Incentive Options, pursuant to a qualified domestic relations order as defined in the Code. During the lifetime of an optionee, Options granted hereunder shall be exercisable only by the optionee or the optionee's guardian or legal representative.

         b. Investment Representation. If a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Common Stock issuable upon exercise of an Option is not in effect at the time such Option is exercised, the Company may require, for the sole purpose of complying with the Securities Act, that prior to delivering such Common Stock to the exercising optionee such optionee must deliver to the Secretary of the Company a written statement (i) representing that such Common Stock is being acquired for investment only and not with a view to the resale or distribution thereof, (ii) acknowledging that such Common Stock may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from such registration and (iii) agreeing that the certificates evidencing such Common Stock shall bear a legend to the foregoing effect.

         c. Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option nor to any person receiving an Option.

         d. Funding of Plan. The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the satisfaction of any Option under the Plan.

         e. Other Incentive Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for

                                      6-A
                  officers, directors or employees.

         f. Effect on Employment. Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Grant Participants except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company or any subsidiary to continue the employment of any Grant Participant or (ii) any Grant Participant to remain in the employ of the Company or any subsidiary.

         g. Termination or Suspension of the Plan. The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated under Section 12 of the Plan or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted. The power of the Committee to construe and administer any Option granted prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

         h. Savings Provision. With respect to persons subject to Section 16 of the Exchange Act, the transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails so to comply, it shall be deemed null and void to the extent permitted by law.

         i. Partial Invalidity. The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

11.      Definitions

         a. "Fair Market Value", as it relates to the Common Stock, shall mean the average of the high and low sale prices of such Common Stock on the date such determination is required herein, or if there were no sales on such date, the average closing bid and asked prices, as reported on the national securities exchange on which the Company's Common Stock is listed or, in the absence of such listing, on the NASDAQ National Market or Small Cap Market or, if such Common Stock is not at the time listed on a national securities exchange or traded on the NASDAQ National Market or Small Cap Market, the value of such Common Stock on such date as determined in good faith by the Committee.

         b. "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

         c. "Change of Control" shall be deemed to have occurred if, subsequent to the Effective Date of this Plan, any "person" (as such term is defined in Section 13(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of either (x) a majority of the Common Stock or (y) securities of the Company representing a majority of the combined voting power of the Company's then outstanding voting securities.

         d.       "Retirement" shall mean the date upon which a Grant
                  Participant,

                                      7-A
                  having attained an age as may be determined by the Committee in its sole discretion, terminates his employment with the Company or any subsidiary, provided that such Grant Participant has been employed by the Company or any subsidiary.

12.      Amendment of Plan

         The Board of Directors of the Company shall have the right to amend, modify, suspend or terminate the Plan at any time, provided that no amendment shall be made without shareholder approval which shall (i) increase the total number of shares of the Common Stock of the Company which may be issued and sold pursuant to Options granted under the Plan (except for increases due to adjustments in accordance with Section 9 hereof), (ii) materially increase the benefits accruing to participants under the Plan, (iii) decrease the minimum exercise price in the case of an Incentive Option or (iv) materially modify the provisions of the Plan relating to eligibility with respect to Options. In no event may the Plan be amended in any way that would retroactively impair the Committee's discretion. The Board of Directors shall be authorized to amend the Plan and the Options granted thereunder (A) to qualify such Options as "incentive stock options" within the meaning of Section 422 of the Code or (B) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act. No amendment, modification, suspension or termination of the Plan, without the consent of the holder thereof, shall adversely alter or impair any Options previously granted under the Plan.

13.      Effective Date

         The Plan shall become effective on the Effective Date. Subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Section 12 hereof, the Plan shall remain in effect until the earlier of (i) the date that Options covering all shares of Common Stock issuable under the Plan have been granted or (ii) the Termination Date.


                                      8-A

                                                                       EXHIBIT B
                                                                       ---------

                              INFODATA SYSTEMS INC.
                        1997 EMPLOYEE STOCK PURCHASE PLAN
                        ---------------------------------

         1. Purpose. The Infodata Systems Inc. 1997 Employee Stock Purchase Plan (the "Plan") is established to provide eligible employees of Infodata Systems Inc., a Virginia corporation, and its wholly-owned subsidiaries (the "Company"), with an opportunity to acquire a proprietary interest in the Company by the purchase of shares of common stock, par value $.03 per share (the "Common Stock") of the Company.

         The Company intends that the Plan shall qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), including any amendments or replacements of such Code section, and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of section 423 of the Code shall have the same definition herein.

         An employee participating in the Plan (a "Participant") may withdraw such Participant's accumulated payroll deductions (if any) and terminate participation in the Plan or any Offering (as defined below) therein at any time during an Offering Period (as defined below). Accordingly, each Participant is, in effect, granted an option pursuant to the Plan (a "Purchase Right") which may or may not be exercised at the end of an Offering Period.

         2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of non-employee members of the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall also mean the committee if a committee has been appointed. All questions of interpretation of the Plan or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan and/or any Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

         3. Share Reserve. The maximum number of shares which may be issued under the Plan shall be 200,000 shares of the Company's authorized but unissued Common Stock or Common Stock which is treasury stock (the "Shares"). In the event that any Purchase Right for any reason expires or is canceled or terminated, the Shares allocable to the unexercised portion of such Purchase Right may again be subjected to a Purchase Right.

         4. Eligibility. Any employee of the Company is eligible to participate in the Plan except employees who own or hold options to purchase or who, as a result of participation in the Plan, would own or hold options to purchase, stock of the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company within the meaning of section 423(b)(3) of the Code. Notwithstanding anything herein to the contrary, any individual performing services for the Company solely through a leasing agency or employment agency shall not be deemed an "employee" of the Company.

         5.       Offering Dates.
                  --------------

                  (a) Offering Periods.Except as otherwise provided below, the Plan shall be implemented by offerings (individually, an "Offering") of three
(3)

                                      1-B
months duration (an "Offering Period"); commencing on January 1, April 1, July 1 and October 1 of each year (beginning with July 1, 1997) and ending on the first March 31, June 30, September 30 and December 31, respectively, occurring thereafter. Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings and/or different commencing and/or ending dates for such Offerings. An employee who becomes eligible to participate in the Plan after an Offering Period has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering provided such employee is still eligible to participate in the Plan as of the commencement of any such subsequent Offering. Eligible employees may not participate in more than one Offering at a time. The first day of an Offering Period shall be the "Offering Date" for such Offering Period and the last day of an Offering Period shall be the "Purchase Date" for such Offering Period. In the event the first day of an Offering Period is not a business day, the Offering Date shall be the first subsequent business day. In the event the last day of an Offering Period is not a business day, the Purchase Date shall be the first preceding business day.

         (b) Governmental Approval; Stockholder Approval. Notwithstanding any other provision of the Plan to the contrary, any Purchase Right granted pursuant to the Plan shall be subject to (i) obtaining all necessary governmental approvals and/or qualifications of the sale and/or issuance of the Purchase Rights and/or the Shares, and (ii) obtaining stockholder approval of the Plan.

         6.       Participation in the Plan.
                  -------------------------

                  (a) Initial Participation. An eligible employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements and delivering to the Company's payroll office not later than the close of business for such payroll office on the last business day before such Offering Date (the "Subscription Date") a subscription agreement indicating the employee's election to participate in the Plan and authorizing payroll deductions. An eligible employee who does not deliver a subscription agreement to the Company's payroll office on or before the Subscription Date shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such employee subsequently enrolls in the Plan by filing a subscription agreement with the Company by the Subscription Date for such subsequent Offering Period. The Company may, from time to time, change the Subscription Date as deemed advisable by the Company in its sole discretion for proper administration of the Plan.

                  (b) Continued Participation. A Participant shall automatically participate in the Offering Period commencing immediately after the Purchase Date of each Offering Period in which the Participant participates until such time as such Participant (i) ceases to be eligible as provided in paragraph 4,
(ii) withdraws from the Plan pursuant to paragraph 11(b) or (iii) terminates employment as provided in paragraph 12. If a Participant automatically may participate in a subsequent Offering Period pursuant to this paragraph 6(b), then the Participant is not required to file any additional subscription agreement for such subsequent Offering Period in order to continue participation in the Plan. However, a Participant may file a subscription agreement with respect to a subsequent Offering Period if the Participant desires to change any of the Participant's elections contained in the Participant's then effective subscription agreement.

         7. Right to Purchase Shares. Subject to the terms and limitations set forth below, during an Offering Period each Participant in such Offering Period shall have a Purchase Right consisting of the right to purchase that number of whole Shares determined in accordance with paragraphs 8 and 9 hereof.

         8. Purchase Price. The purchase price at which Shares may be acquired in a given Offering Period pursuant to the exercise of all or any portion of a Purchase Right granted under the Plan (the "Offering Exercise Price") shall be set

                                      2-B
by the Board; provided, however, that the Offering Exercise Price shall not be less than eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the Offering Date of the Offering Period, or (b) the fair market value of the Shares on the Purchase Date of the same Offering Period. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Offering Exercise Price for that Offering Period shall be eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the Offering Date of such Offering Period or (b) the fair market value of the Shares on the Purchase Date of such Offering Period. The fair market value of the Shares on the applicable dates shall be the closing price quoted on the National Association of Securities Dealers Automated Quotation System (or the average of the closing bid and asked prices if the Shares are so quoted instead and the quoted closing price is not readily available), or as reported on such other stock exchange or market system if the Shares are traded on such other exchange or system instead, or as determined by the Board if the Shares are not so reported.

         9. Payment of Purchase Price.Shares which are acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering Period. For purposes of the Plan, a Participant's "Compensation" with respect to an Offering (a) shall include all salaries, before deduction for any contributions to any plan maintained by the Company and described in Section 401(k) or Section 125 of the Code, and (b) shall not include commissions, advances paid against future commissions, overtime, bonuses, annual awards, other incentive payments, shift premiums, long-term disability, worker's compensation or any other payments not specifically referenced in (a). Except as set forth below, the amount of Compensation to be withheld from a Participant's Compensation during each pay period shall be determined by the Participant's subscription agreement.

                  (a) Election to Decrease Withholding. During an Offering Period, a Participant may elect to decrease the amount withheld from his or her Compensation by filing an amended subscription agreement with the Company on or before the "Change Notice Date." The "Change Notice Date" shall initially be the seventh (7th) day prior to the end of the first pay period for which such election is to be effective; however, the Company may change such Change Notice Date from time to time. A Participant may not elect to increase the amount withheld from the Participant's Compensation during an Offering Period.

                  (b) Limitations on Payroll Withholding. The amount of payroll withholding with respect to the Plan for any Participant during any pay period shall be in one percent (1%) increments not to exceed fifteen percent (15%) of the Participant's Compensation for such pay period. Notwithstanding the foregoing, the Board may change the limits on payroll withholding effective as of a future Offering Date, as determined by the Board. Amounts withheld shall be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under section 423 of the Code.

                  (c) Payroll Withholding. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

                  (d) Participant Accounts. Individual accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

                  (e) No Interest Paid.Interest shall not be paid on sums withheld from a Participant's Compensation.

                                      3-B

                  (f) Exercise of Purchase Right. Subject to the limitations contained in paragraph 10 of the Plan, on the Purchase Date of an Offering Period each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole Shares arrived at by dividing the total amount of the Participant's accumulated payroll deductions for the Purchase Period by the Offering Exercise Price. No Shares shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before such Purchase Date.

                  (g) Return of Cash Balance. Any cash balance remaining in the Participant's account shall be refunded to the Participant as soon as practicable after the Purchase Date. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole Share, the Company may establish procedures whereby such cash is maintained in the Participant's account and applied toward the purchase of Shares in the subsequent Offering Period.

                  (h) Tax Withholding. At the time the Purchase Right is exercised, in whole or in part, or at the time some or all of the Shares are disposed of, the Participant shall make adequate provision for the foreign, federal and state tax withholding obligations of the Company, if any, which arise upon exercise of the Purchase Right and/or upon disposition of Shares, respectively. The Company may, but shall not be obligated to (except as required by federal or state law), withhold from the Participant's Compensation the amount necessary to meet such withholding obligations.

                  (i) Company Established Procedures. The Company may, from time to time, establish (i) a minimum required withholding amount for participation in an Offering, (ii) limitations on the frequency and/or number of changes in the amount withheld during an Offering, (iii) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (iv) payroll withholding in excess of or less than the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of subscription agreements, and/or (v) such other limitations or procedures as deemed advisable by the Company in the Company's sole discretion which are consistent with the Plan and in accordance with the requirements of section 423 of the Code.

                  (j) Expiration of Purchase Right. Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates shall expire immediately upon the end of such Offering Period.

         10.      Limitations on Purchase of Shares: Rights as a Stockholder.

                  (a) Fair Market Value Limitation. Notwithstanding any other provision of the Plan, no Participant shall be entitled to purchase Shares under the Plan (or any other employee stock purchase plan which is intended to meet the requirements of section 423 of the Code sponsored by the Company) at a rate which exceeds $25,000 in fair market value, which fair market value is determined for Shares purchased during a given Offering Period as of the Offering Date for such Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which Participant participates in the Plan (or any other employee stock purchase plan described in this sentence).

                  (b) Pro Rata Allocation. In the event the number of Shares which might be purchased by all Participants in the Plan exceeds the number of Shares available in the Plan, the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.

                                      4-B

                  (c) Rights as a Stockholder and Employee. A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until the date of the issuance of a stock certificate(s) for the Shares being purchased pursuant to the exercise of the Participant's Purchase Right. No adjustment shall be made for cash dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued. Nothing herein shall confer upon a Participant any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Participant's employment at any time.

         11.      Withdrawal.
                  ----------

                  (a) Withdrawal From an Offering. A Participant may withdraw from an Offering by signing and delivering to the Company's payroll office, a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period. Unless otherwise indicated, withdrawal from an Offering shall not result in a withdrawal from the Plan or any subsequent Offerings. A Participant is prohibited from again participating in the same Offering at any time after withdrawing from such Offering. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company's payroll office for a reasonable period prior to the effectiveness of the Participant's withdrawal from an Offering.

                  (b) Withdrawal from the Plan. A Participant may withdraw from the Plan by signing a written notice of withdrawal on a form provided by the Company for such purpose and delivering such notice to the Company's payroll office. Withdrawals made after a Purchase Date for an Offering Period shall not affect Shares acquired by the Participant on such Purchase Date. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any subsequent Offering under the Plan by again satisfying the requirements of paragraphs 4 and 6(a) above. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company s payroll office for a reasonable period prior to the effectiveness of the Participant's withdrawal from the Plan.

                  (c) Return of Payroll Deductions. Upon withdrawal from an Offering or the Plan, the Participant's accumulated payroll deductions which have not been applied toward the purchase of Shares shall be returned as soon as practicable after the withdrawal, without the payment of any interest, to the Participant, and the Participant's interest in the Offering and/or the Plan, as applicable, shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan following the Participant's withdrawal.

                  (d) Participation Following Withdrawal; Resales of Shares by
Section 16 Persons. A Section 16 Person (as defined below) may not sell Shares acquired by such Section 16 Person under the Plan until such Shares have been held by such Section 16 Person for at least six (6) months. In addition, a
Section 16 Person who is deemed to "cease participation" in the Plan within the meaning of either Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and amended from time to time or any successor rule or regulation ("Rule 16b-3"), as a consequence of his or her withdrawal from an Offering pursuant to paragraph 11(a) above, withdrawal from the Plan pursuant to paragraph 11(b) above, or reduction in withholding pursuant to paragraph 9(a) above, shall not again participate in the Plan for at least six (6) months after the date of such withdrawal. A "Section 16 Person" shall include an employee who is also an officer or director of the Company subject to
Section 16 of the Exchange Act.

                  (e) Waiver of Withdrawal Right. The Company may, from time to

                                      5-B
time, establish a procedure pursuant to which a Participant may elect (an "Irrevocable Election"), prior to the commencement of an Offering Period, to have all payroll deductions accumulated in his or her Plan account as of one or more subsequent Purchase Dates applied to purchase shares under the Plan, and
(i) to waive his or her right to withdraw from the Offering or the Plan, and
(ii) to waive his or her right to increase, decrease, or cease payroll deductions from his or her Compensation for such Offering during the time such election is in effect. Such election shall be made in writing on a form provided by the Company for such purpose and must be delivered to the Company not later than the close of business on a date prior to the first day of the Offering Period for which such election is to first be effective, as determined by the Company. (In order to comply with Rule 16b-3, a Section 16 Person (as defined in paragraph 11(d) above) who does not make such an Irrevocable Election may be required to hold any Shares acquired on a Purchase Date for at least six (6) months following such Purchase Date.)

         12. Termination of Employment.Termination of a Participant's employment with the Company for any reason, including retirement, disability or death, or the failure of a Participant to remain an employee eligible to participate in the Plan, shall terminate the Participant's participation in the Plan immediately. In such event, the payroll deductions credited to the Participant's account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this paragraph 12. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of paragraphs 4 and 6(a) above.

         13. Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company.

                  (a) any acquisition of the Company's stock or any reorganization as defined in section 368(a)(1) of the Code to which the Company is a party as defined in section 368(b) of the Code and in which the Company is not the surviving corporation or is not immediately after the reorganization engaged in the active conduct of a trade or business or in which the stockholders of the Company will own less than fifty percent (50%) of the voting securities of the surviving corporation; or

                  (b) any sale or conveyance of substantially all of the net assets of the Company, unless immediately after such sale the Company is engaged in the active conduct of a trade or business.

         In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under the Plan or substitute rights to purchase the Acquiring Corporation's stock for outstanding Purchase Rights, unless the Company's Board otherwise agrees. In the event that, with the Board's consent, the Acquiring Corporation elects not to assume or substitute for such outstanding Purchase Rights in connection with a merger in which the Company is not the surviving corporation or a reverse triangular merger in which the Company is the surviving corporation where the stockholders of the Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger, the Board may, but shall not be obligated to, provide that any outstanding Purchase Rights shall be exercised as of the date of the Transfer of Control, as the Board so determines. The exercise of any Purchase Right that was permissible solely by reason of this paragraph 13 shall be conditioned upon the consummation of the Transfer of Control. Any Purchase Rights which are neither assumed or substituted for by the Acquiring Corporation nor exercised as of the date of the Transfer of

                                      6-B

Control shall terminate effective as of the date of the Transfer of Control.

         14. Capital Changes. In the event of changes in the common stock of the Company due to a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, or like change in the Company's capitalization, or in the event of any merger (including a merger effected for the purpose of changing the Company's domicile), sale or other reorganization, appropriate adjustments shall be made by the Company in the securities subject to purchase under a Purchase Right, the Plan's share reserve, the number of shares subject to a Purchase Right, and in the purchase price per share.

         15. Non-Transferability. A Purchase Right may not be transferred in any manner and shall be exercisable during the lifetime of the Participant only by the Participant. The Company, in its absolute discretion, may impose such restrictions on the transferability of the Shares purchasable upon the exercise of a Purchase Right as it deems appropriate and any such restriction shall be set forth in the respective subscription agreement and may be referred to on the certificates evidencing such Shares.

         16. Reports. Each Participant who exercised all or part of his or her Purchase Right for an Offering Period shall receive, as soon as practicable after the Purchase Date of such Offering Period, a report of such Participant's account setting forth the total payroll deductions accumulated, the number of Shares purchased, the fair market value of such Shares, the date of purchase and the remaining cash balance to be refunded or retained in the Participant's account pursuant to paragraph 9(g) above, if any.

         17. Plan Term. This Plan shall continue until terminated by the Board or until all of the Shares reserved for issuance under the Plan have been issued, whichever shall first occur.

         18. Restriction on Issuance of Shares. The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations. In addition, no Purchase Right may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

         19. Legends. The Company may at any time place legends or other identifying symbols referencing any applicable federal, state and/or foreign securities restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this paragraph.

         20. Notification of Sale of Shares. The Company may require the Participant to give the Company prompt notice of any disposition of Shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such

                                      7-B

Purchase Right. The Company may direct that the certificates evidencing Shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

         21. Amendment or Termination of the Plan. The Board may at any time amend or terminate the Plan, except that such termination shall not affect Purchase Rights previously granted under the Plan, nor may any amendment make any change in a Purchase Right previously granted under the Plan which would adversely affect the right of any Participant (except as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to section 423 of the Code or to obtain qualification or registration of the Shares under applicable federal, state or foreign securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve
(12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan.


                                      8-B

                                                                       EXHIBIT C

                        CHARTER OF THE AUDIT COMMITTEE OF
                            THE BOARD OF DIRECTORS OF
                              INFODATA SYSTEMS INC.
                              ---------------------

Purpose

         The Purpose of the Audit Committee of the Board of Directors of Infodata Systems Inc. (the "Company") is to assist the Board in carrying out its oversight responsibilities with respect to the Company's financial reports and compliance obligations, annual independent audit of its financial statements and its internal financial and accounting controls.

Membership

         The Committee will consist of not less than three independent members of the Board of Directors. Each member of the Committee will meet the requirements of the Audit Committee Policy of NASDAQ and, accordingly, (i) will not be an officer or employee of the Company or its subsidiaries and will not have a relationship which, in the Board's opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and (ii) will be financially literate, or be able to become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee will have accounting or related financial management expertise.

Responsibilities

         The Committee's oversight responsibilities will include the following:

         1. The Committee, subject to any action that may be taken by the full Board of Directors, will have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the independent auditor.

         2. The Committee will review with management and the auditor, the audited financial statements to be included in the Company's Annual Report on Form 10-KSB and review and consider with the auditor the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS 61") as in effect at that time.

         3. Either the whole Committee or the Chairperson of the Committee will review with management and the auditor, the Company's quarterly financial statements to be included in the Company's Quarterly Reports on Form 10-QSB and review with the auditor the matters required to be discussed by SAS 61 as in effect at that time.

         4. The Committee will (i) review the annual written report from the auditor discussing all relationships between the auditor and the Company in accordance with Independence Standards Board Standard No. 1 ("ISB") as in effect at that time; (ii) discuss with the auditor any such disclosed relationships and their impact on the auditor's independence; and (iii) recommend that the Board of Directors take appropriate action in response to the auditor's report to satisfy itself of the auditor's independence.

         5. The Committee will review the comments from the auditor in the auditor's annual report to management and the Board relating to the Company's accounting procedures and systems of internal controls.

         6. The Committee will review with management and the auditor, compliance with laws, regulations and internal procedures and contingent

                                      1-C
         liabilities and risks that may be material to the Company.

         7. The Committee will prepare a report each year for inclusion in the Company's annual proxy statement stating whether (i) the Committee reviewed and discussed the audited financial statements with management, (ii) the Committee discussed with the auditor the matters required to be discussed by SAS 61, (iii) the Committee received the written disclosures from the auditor required by ISB 1, and (iv) the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB.

         8. The Committee will review the adequacy of this Charter on an annual basis.



                                      2-C

                              INFODATA SYSTEMS INC.

         The undersigned hereby appoints STEVEN M. SAMOWICH and CURTIS D. CARLSON, or either of them individually, with full power of substitution, to act as proxy and to represent the undersigned at the 2001 annual meeting of shareholders and to vote all shares of common stock of Infodata Systems Inc. which the undersigned is entitled to vote and would possess if personally present at said meeting to be held at the Company's Corporate Headquarters, 12150 Monument Drive, Fairfax, Virginia, on Wednesday, August 15, 2001, at 9:00 a.m. and at all adjournments thereof upon the following matters:

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED ON THE REVERSE SIDE. PROXIES ARE GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING.


                (Continued, and to be signed on the reverse side)

                      Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                              INFODATA SYSTEMS INC.

                                 August 15, 2001


                 Please Detach and Mail in the Envelope Provided


[X] Please mark your
    votes as in this
    example.

                     For    Withhold       The Board of Directors Recommends
                                                 a vote FOR the nominees

1. Election of       [ ]      [ ]          Nominees:  Richard T. Bueschel
   Directors                                          Alan S. Fisher
                                                      Christine Hughes
   FOR, except vote withheld from the                 Robert M. Leopold
   following nominees:                                Isaac M. Pollak
                                                      Millard H. Pryor, Jr.
   ___________________________________                Steven M. Samowich


                                                       Change of Address:  [ ]

                                      I plan to attend         I do not
                                      the meeting        [ ]   plan to
                                                               attend the   [ ]
                                                               meeting


                                                     For    Against   Abstain
2. Approval of an amendment to the
   Company's 1995 Stock Option Plan to               [ ]     [ ]        [ ]
   reserve 250,000 additional shares
   of the Company's common stock
   for issuance thereunder.
                                                     For    Against   Abstain
3. Approval of an amendment to the
   Company's 1995 Stock Option Plan                  [ ]     [ ]        [ ]
   that would annually reserve
   additional shares of the
   Company's common stock equal to
   2% of the Company's total
   authorized shares, for issuance
   thereunder.
                                                     For    Against   Abstain
4. Approval of an amendment to the
   Company's 1997 Employee Stock                     [ ]     [ ]        [ ]
   Purchase Plan reserving 200,000
   additional shares of the
   Company's common stock for
   issuance thereunder.


SIGNATURE(S)_________________________________________ DATE _____________________


NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.